AMENDMENT TO REVOLVING CREDIT AGREEMENT


                  THIS AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and dated as of the 25th day of November, 1998 by and among COUNTRYWIDE HOME LOANS, INC. (the "Company"), the Lenders under (and as that term and capitalized terms not otherwise defined herein are defined in) the Revolving Credit Agreement described below, and BANKERS TRUST COMPANY, as Credit Agent (in such capacity, the "Credit Agent").


                                                      RECITALS

                  A. Pursuant to that certain Revolving Credit Agreement dated as of September 24, 1997 by and among the Company, the Lenders party thereto, the Credit Agent and others (as amended, extended and replaced from time to time, the "Revolving Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

                  B. The Company has requested that the Lenders currently party to the Revolving Credit Agreement agree to amend the Revolving Credit Agreement in certain respects as provided more particularly herein.

                  NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                                     AGREEMENT

                  1. Amendment of Negative Covenant. To reflect the agreement of the Lenders to exclude certain of the Company's Advances to Affiliates from the limitations thereon set forth in the Revolving Credit Agreement, Paragraph 10(g) of the Revolving Credit Agreement is hereby amended to read in its entirety as follows:

                  "10(g) Investments; Advances; Receivables. Make or commit to make any advance, loan or extension of credit ("Advances") to, or hold any receivable ("Receivable") of, or make or commit to make any capital contribution to, or purchase any stock, bonds, notes, debentures or other securities ("Investments") of, or make any other investment in, any Person, except: (1) Advances constituting Mortgage Loans made in the ordinary course of the Company's business and (2) Investments in, unsecured and secured Advances to, and Receivables of, any Affiliate (and Servicing Pass-Through Ventures which are not otherwise Affiliates) in an aggregate amount not to exceed ten percent (10%) of the net worth of the Company determined in accordance with GAAP; provided, however, that: (i) any unsecured Advances made by the Company to any Affiliate must be funded with equity of the Company, (ii) any secured Advances made by the Company to any Affiliate must be fully secured on a first priority, perfected basis, by readily marketable securities pledged by such Affiliate, and (iii) for purposes of determining the Company's compliance with the requirements of subparagraph (2) above Advances to Affiliates shall not include Advances made by the Company to any of Countrywide Capital Markets, Inc. ("CCMI"), Countrywide Securities Corporation ("CSI") and/or Countrywide Servicing Exchange, Inc. ("CSEI") which Advances are secured on a first priority, perfected basis by Mortgage-Backed Securities owned by any of CCMI, CSC or CSEI."

                  2. Reaffirmation of Loan Documents. The Company hereby affirms and agrees that (a) the execution and delivery by the Company of and the performance of its obligations under this Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Credit Agent, the Lenders or any other Person under the
Revolving Credit Agreement or any other Credit Document, (b) the term "Obligations" as used in the Credit Documents includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Revolving Credit Agreement as amended hereby and the other Credit Documents remain in full force and effect.

                  3. Reaffirmation of Guaranties. By executing this Amendment as provided below, the Parent acknowledges the terms and conditions of this Amendment and affirms and agrees that (a) the execution and delivery by the Company and the performance of its obligations under this Amendment shall not in any manner or to any extent affect any of the obligations of the Parent or the rights of the Credit Agent, the Lenders or any other Person under the Guaranty, the Subordination Agreement or any other document or instrument made or given by the Parent in connection therewith, (b) the term "Obligations" as used in the Guaranty and the Subordination Agreement includes, without limitation, the Obligations of the Company under the Revolving Credit Agreement as amended hereby, and (c) the Guaranty and the Subordination Agreement remain in full force and effect.

                  4. Amendment Effective Date. This Amendment shall be effective as of the day and year first above written upon the date (the "Amendment Effective Date") that there has been delivered to the Credit Agent:

                                    (a) A copy of this Amendment, duly executed by each party hereto and acknowledged by the Parent; and

                                    (b) Such corporate  resolutions,  incumbency
                                    certificates    and    other     authorizing
                                    documentation   as  the  Credit   Agent  may
                                    request.

                  5.Representations and Warranties. The Company hereby represents and warrants to the Credit Agent and each of the Lenders that at the date hereof and at and as of the Amendment Effective Date:

                                    (a) Each of the Company and the Parent has
the corporate power and authority and the legal right to execute, deliver and perform this Amendment and has takenall necessary corporate action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed anddelivered on behalf of the Company and the Parent and constitutes the legal,valid and binding obligation of such Person, enforceable against such Person in accordance with its terms.

                                    (b) Both prior to and after giving effect
hereto: (1) the representations and warranties of the Company and the Parent contained in the Credit Documents are accurate and complete in all respects, and (2) there has not occurred an Event of Default or Potential Default.

                  6. No Other Amendment. Except as expressly amended hereby, the Credit Documentsshall remain in full force and effect as written and amended to date.

                  7. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                             COUNTRYWIDE HOME LOANS, INC.,
                                             a New York corporation


                                             By
                                             Name
                                             Title


                                             BANKERS TRUST COMPANY,
                                             as Credit Agent

                                             By
                                             Name
                                             Title

              THE ASAHI BANK, LTD., LOS ANGELES AGENCY, as a Lender

                                             By
                                             Name
                                             Title


                                             BANCA CRT S.p.A., as a Lender

                                             By
                                             Name
                                             Title

                                             By
                                             Name
                                             Title

              BANCA DI NAPOLI S.p.A., NEW YORK BRANCH, as a Lender

                                             By
                                             Name
                                             Title

                                             By
                                             Name
                                             Title



              BANCA DI ROMA, SAN FRANCISCO BRANCH, as a Lender

                                             By
                                             Name
                                             Title

                                             By
                                             Name
                                             Title



          BANCA MONTE DEI PASCHI DI SIENA S.p.A., NEW YORK BRANCH,  as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


        BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Lender




                                             By
                                             Name
                                             Title


                                             BANK OF HAWAII, as a Lender




                                             By
                                             Name
                                             Title


                                             BANK OF MONTREAL, as a Lender




                                             By
                                             Name
                                             Title


                                             THE BANK OF NEW YORK, as a Lender




                                             By
                                             Name
                                             Title


              BANK OF TOKYO - MITSUBISHI TRUST COMPANY, as a Lender




                                             By
                                             Name
                                             Title


                                             BANK ONE, TEXAS, N.A., as a Lender




                                             By
                                             Name
                                             Title


                                             BANKERS TRUST COMPANY, as a Lender




                                             By
                                             Name
                                             Title


                                          BANQUE NATIONALE DE PARIS, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             PARIBAS, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             BARCLAYS BANK PLC, as a Lender




                                             By
                                             Name
                                             Title


                                             THE DAI-ICHI KANGYO BANK, LTD.,
                                             LOS ANGELES AGENCY, as a Lender




                                             By
                                             Name
                                             Title

BAYERISCHE LANDESBANK GIROZENTRALE, CAYMAN ISLANDS BRANCH, as a Lender


           By ________________________________________________________
           Name ______________________________________________________
           Title _____________________________________________________


           By ________________________________________________________
           Name ______________________________________________________
           Title _____________________________________________________


                                 CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender




                                             By
                                             Name
                                             Title


                                          THE CHASE MANHATTAN BANK, as a Lender




                                             By
                                             Name
                                             Title


               CREDIT LYONNAIS, SAN FRANCISCO BRANCH, as a Lender




                                             By
                                             Name
           Title _____________________________________________________


          DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCHES, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title







                                             THE FIFTH THIRD BANK, as a Lender




                                             By
                                             Name
                                             Title


                                THE FIRST NATIONAL BANK OF CHICAGO, as a Lender




                                             By
                                             Name
                                             Title


                                          FIRST UNION NATIONAL BANK, as a Lender




                                             By
                                             Name
                                             Title


                                             FLEET BANK, N.A., as a Lender




                                             By
                                             Name
                                             Title


             THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, as a Lender




                                             By
                                             Name
                                             Title


        THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, as a Lender




                                             By
                                             Name
                                             Title







                                             KBC BANK N.V., as a Lender




                                             By
                                             Name
                                             Title


           By ________________________________________________________
           Name ______________________________________________________
           Title _____________________________________________________


                                             LASALLE NATIONAL BANK, as a Lender



                                             By
                                             Name
                                             Title


       THE LONG TERM CREDIT BANK OF JAPAN, LTD., LOS ANGELES AGENCY, as a
                                             Lender



                                             By
                                             Name
                                             Title


                                             MELLON BANK, N.A., as a Lender




                                             By
                                             Name
                                             Title


   THE MITSUBISHI TRUST AND BANKING CORPORATION, LOS ANGELES AGENCY, as a Lender





                                             By
                                             Name
                                             Title


             MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Lender




                                             By
                                             Name
                                             Title


                                             NATIONSBANK, N.A., as a Lender




                                             By
                                             Name
                                             Title


     NORDDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH AND/OR CAYMAN
                                             ISLANDS BRANCH, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                             ROYAL BANK OF CANADA, as a Lender




                                             By
                                             Name
                                             Title


             THE SAKUR BANK LIMITED, LOS ANGELES AGENCY, as a Lender




                                             By
                                             Name
                                             Title


                                             By
                                             Name
                                             Title


                                    STAR BANK, NATIONAL ASSOCIATION, as a Lender




                                             By
                                             Name
                                             Title


           THE SUMITOMO BANK, LIMITED, LOS ANGELES BRANCH, as a Lender




                                             By
                                             Name
                                             Title


           THE TOYO TRUST AND BANKING CO., LTD., LOS ANGELES AGENCY, as a Lender




                                             By
                                             Name
                                             Title


                                    UNION BANK OF CALIFORNIA, N.A., as a Lender




                                             By
                                             Name
                                             Title


      U. S. BANK NATIONAL ASSOCIATION, formerly known as U.S. National Bank of Oregon, as a Lender,




                                             By
                                             Name
                                             Title


         WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW YORK BRANCH/CAYMAN ISLANDS
                                             BRANCH, as a Lender




                                             By
                                             Name
                                             Title


ACKNOWLEDGED and AGREED TO as of the date first written above:

COUNTRYWIDE CREDIT INDUSTRIES, INC.,
a Delaware corporation




By _______________________________________________
Name _____________________________________________
Title ____________________________________________